Note 14 - Commitments:	12 Months Ended
Dec. 31, 2011
Commitments Disclosure [Text Block]
14.   Commitments

(a)Operating leases:

The Company entered into a lease agreement for office and laboratory space for a term of 10 years expiring through March 2014, with an option to extend for three additional two year periods (the Original Lease Agreement). The Company subsequently signed amendments to this agreement for additional office and laboratory space expiring through the same date.

On November 1, 2010, the Company entered into a new lease agreement for a term of 10 years effective March 15, 2011, with customary scheduled rent increases, escalation clauses and renewal options. Future minimum annual lease payments under the leases are as follows:

2012	$1,687
2013	1,693
2014	1,296
2015	1,221
2016	1,221
Thereafter	5,411
$12,529

Rent expense, net of sublease income of $728 (2010 - $722), for the year ended December 31, 2011 amounted to $1,575 (2010 - $1,048).

(b)Research and development and other agreements:

The Company entered into various research and development and other agreements requiring it to fund future expenditures of approximately $591 (2010 - $516).

(c)License agreements:

(i)
Pursuant to a license agreement, the Company is responsible for payment of royalties based on a percentage of revenue, subject to certain minimum annual royalties, of the licensed technology. As at December 31, 2011, no royalties were payable. The license agreement may be terminated by the licensor if the licensor deems that insufficient development efforts are being taken. Unless otherwise terminated, the agreement expires on the expiry date of the last issued patent relating to certain technology.

(ii)
Pursuant to a license and option agreement, the Company is responsible for milestone payments of up to $3 million based on the successful completion of the first Phase II clinical trial and the U.S. Food and Drug Administration’s (the FDA’s) approval of the first new drug application related to this license and option agreement, and the FDA’s approval for marketing and commercialization of the product in a cardiovascular indication. The Company is also responsible for milestone payments of up to $6 million based on FDA approval for marketing and commercialization of the product in a hyperuricemic (gout) indication of the product and achievement of certain net sales of the product. The Company also has an obligation to pay royalties based on future net sales. The Company is no longer developing this technology. At December 31, 2011, no amounts were payable. Unless otherwise terminated, the license agreement will terminate upon the expiration of the licensor’s obligation to pay royalties under its original license agreement with a third party.

(iii)
On April 30, 2007, the Company signed an exclusive in-licensing agreement granting the Company exclusive worldwide rights for all indications for a clinical-stage drug candidate.  Under the terms of the agreement, the Company paid an initial upfront payment of $20 million. Additional payments not to exceed $40 million are contingent upon the achievement of certain pre-defined late-stage clinical milestones.  Pursuant to the development and license agreement, the Company is responsible for payment of royalties based on a percentage of revenue if the drug candidate is ultimately commercialized.  The Company is no longer funding the development of this drug candidate. At December 31, 2011, no milestone payments have been paid or are payable.